UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2008

WESTWOOD ONE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 2 to the Credit Agreement

On February 28, 2008, the Amendment No. 2 Initial Effective Date (as defined in Amendment No. 2 (“Amendment 2”) to the Credit Agreement, dated as of March 3, 2004 (the “Credit Agreement”), by and among Westwood One, Inc. (the “Company”), the Subsidiary Guarantors parties thereto, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), as amended, supplemented and restated to date) occurred and the provisions (other than the provision specifying termination of the Management Agreement is an event of default and the deletions of the references to Infiinity, INI, the Management Agreement and Management Fees) under Amendment 2 became effective. A copy of the Credit Agreement was filed with the SEC on March 15, 2004 as Exhibit 10.4 to the Company’s annual report on Form 10-K for the year ended December 31, 2003; a copy of Amendment No. 1 thereto was filed with the SEC on November 6, 2006 as Exhibit 99.1 to the Company’s current report on Form 8-K dated as of October 31, 2006; a copy of Amendment 2 was filed with the SEC on January 15, 2008 as Exhibit 10.1 to the Company’s current report on Form 8-K dated as of January 11, 2008; and a copy of Amendment No. 3 to the Credit Agreement was filed with the SEC on February 29, 2008 as Exhibit 10.1 to the Company’s current report on Form 8-K dated as of February 25, 2008.

As contemplated by Amendment 2, on the Amendment No. 2 Initial Effective Date, the Company entered into: (i) the Shared Security Agreement (the “Security Agreement”) by and among the Company, the Subsidiary Guarantors parties thereto, the Administrative Agent and The Bank of New York (the “Collateral Trustee”); (ii) the Shared Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the “Deed of Trust”) by the Company, to First American Title Insurance Company (“Trustee”) for the benefit of The Bank of New York, as Beneficiary; and (iii) the Intercreditor and Collateral Trust Agreement (the “Intercreditor Agreement”) by and among the Company, the Subsidiary Guarantors parties thereto, the Administrative Agent, the holders of the 2002 Notes (the "Noteholders”) and the Collateral Trustee. Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement or the Intercreditor Agreement shall be used herein as therein defined.

The descriptions of the Security Agreement, the Deed of Trust and the Intercreditor Agreement set forth in this current report on Form 8-K are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, hereto.

Security Agreement

Pursuant to the terms and limitations set forth in the Security Agreement, the Company pledged and granted to the Collateral Trustee for the benefit of the Secured Parties, a security interest in the Company’s right, title and interest in, to and under substantially all of the personal property of the Company. The Security Agreement also provides for a Shared Collateral Account, which the Company may make deposits into for the benefit of the Secured Parties. The Company agrees to: (i) take measures necessary to deliver the Collateral to the Collateral Trustee and (ii) perfect the security interests created by the Security Agreement.

Deed of Trust

Pursuant to the terms and limitations set forth in the Deed of Trust, the Company granted to the Trustee, to hold for the benefit of the Collateral Agent, who is acting for the benefit of all the Secured Parties, all of its right, title and interest in and to the Company’s real property located in Culver City, California (the “Real Property”). In addition, the Company absolutely and irrevocably assigned to the Collateral Agent all of its right, title and interest in, to and under all leases and rents collected by the Company in connection with the Real Property.

Intercreditor Agreement

It was a condition precedent to the effectiveness of Amendment 2 that the Company grant a security interest, on a pro rata basis, on its property to secure the Credit Agreement Obligations and the 2002 Notes Obligations (collectively the “Obligations”). The Company granted such security interest pursuant to the terms of the Security Agreement, the Deed of Trust and the other Shared Security Documents. Pursuant to the terms of the Note Purchase Agreement (as defined below), the Company could not secure the Credit Agreement Obligations with a security interest on any of its property without equally and ratably securing the 2002 Notes Obligations. To induce the Lenders to enter into Amendment 2 and to equally and ratably secure the Obligations, the Company and the Subsidiary Guarantors entered into that certain Intercreditor Agreement with the Administrative Agent, the Noteholders and the Collateral Trustee.

Pursuant to the terms of the Intercreditor Agreement, the Collateral Trustee agrees to hold the Trust Estate as trustee in trust for the equal and ratable benefit of the Secured Parties. The agreement also provides for, among other things: (i) the duties of the Collateral Trustee with respect to the Collateral, (ii) the order of application of the proceeds derived from the realization of the Collateral and (iii) the indemnification of the Collateral Trustee for claims or losses arising out of the Intercreditor Agreement and the consummation of the transactions contemplated thereby, subject to certain limitations.

The Trust Estate shall terminate and be released upon: (i) the release of all Collateral pursuant to written directions signed by the Requisite Secured Parties or (ii) payment in full of all Secured Obligations.

First Amendment to the Note Purchase Agreement

Additionally, on February 28, 2008, the Noteholders entered into that certain First Amendment (the “First Amendment”) to the Note Purchase Agreement, dated as of December 3, 2002 (the “Note Purchase Agreement”), by and between the Company and the Noteholders. A copy of the Note Purchase Agreement was filed with the SEC on December 4, 2002 as Exhibit 4.1 to the Company’s current report on Form 8-K dated as of December 3, 2002. The description of the First Amendment set forth in this current report on Form 8-K is qualified in its entirety by reference to the full text of the First Amendment, which is attached as Exhibit 10.4 hereto.

The First Amendment, among other things, adds certain provisions to the Note Purchase Agreement relating to the grant of a security interest in the Collateral and to Amendment 2 including, without limitation: (i) a covenant that the Company will create a lien in favor of the Collateral Trustee upon any real property it acquires, including improvements, having a fair market value of $2,500,000 or more, (ii) certain restrictions on the sale by the Company of its assets, (iii) an event of default if the security interests granted under the Shared Security Documents shall fail to constitute valid and perfected liens on the Collateral, (iv) prepayment of the notes based on proceeds received from the Collateral pursuant to the terms of the Intercreditor Agreement and (v) certain additional reporting requirements in favor of the Noteholders. The First Amendment also eliminates the restriction on modifying the Management Agreement set forth in the Note Purchase Agreement.

At such time as the Intercreditor Agreement and all liens created by the Shared Security Documents have been terminated, the First Amendment shall (other than the deletion of the provision restricting modifications to the Management Agreement) cease to be effective and the existing Note Purchase Agreement, as amended by any amendments other than the First Amendment, shall be in full force and effect.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit
10.1
Shared Security Agreement, dated as of February 28, 2008, by and among the Company, the Subsidiary Guarantors parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and The Bank of New York, as Collateral Trustee.
10.2
Shared Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of February 28, 2008, by the Company, to First American Title Insurance Company, as Trustee, for the benefit of The Bank of New York, as Beneficiary.
10.3
Intercreditor and Collateral Trust Agreement, dated as of February 28, 2008, by and among the Company, the Subsidiary Guarantors parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions that hold the Notes and The Bank of New York, as Collateral Trustee.
10.4	First Amendment, dated as of February 28, 2008, to the Note Purchase Agreement, dated as of December 3, 2002, by and between the Company and the financial institutions that hold the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.
Date: March 5, 2008	By:	/s/ David Hillman

Name: David Hillman
Title: Chief Administrative Officer, EVP,
Business Affairs, General Counsel
and Secretary

EXHIBIT INDEX

Current Report on Form 8-K
dated February 28, 2008

Westwood One, Inc.

Exhibit
No.	Description of Exhibit
10.1
Shared Security Agreement, dated as of February 28, 2008, by and among the Company, the Subsidiary Guarantors parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and The Bank of New York, as Collateral Trustee.
10.2
Shared Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of February 28, 2008, by the Company, to First American Title Insurance Company, as Trustee, for the benefit of The Bank of New York, as Beneficiary.
10.3
Intercreditor and Collateral Trust Agreement, dated as of February 28, 2008, by and among the Company, the Subsidiary Guarantors parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions that hold the Notes and The Bank of New York, as Collateral Trustee.
10.4	First Amendment, dated as of February 28, 2008, to the Note Purchase Agreement, dated as of December 3, 2002, by and between the Company and the financial institutions that hold the Notes.